Exhibit 10.10

                            EQUIPMENT LEASE AGREEMENT

      THIS EQUIPMENT LEASE AGREEMENT (the "Lease") dated as of March 30, 2007, is entered into by and between ELITE AUTOMOTIVE GROUP, LLC (the "Lessor"), having its mailing address 12800 SW 58th Street, Mustang, OK 73064, and MIDNIGHT AUTO FRANCHISE CORP., a Michigan corporation (the "Lessee"), having a place of business at 1121 RAMBLING OAKS DRIVE, NORMAN, OK 73072 and its mailing address at 22600 Hall Road, Suite 205, Clinton Township, Michigan 48036. MIDNIGHT HOLDINGS GROUP, INC., ALL NIGHT AUTO OF NORMAN, INC., ALL NIGHT AUTO OF OKLAHOMA, INC. AND ALL NIGHT AUTO STORES, INC. have joined in this Lease as joint and several Guarantors (collectively, the "Guarantors").

      WHEREAS, All Night Auto of Oklahoma, Inc., the Lessor, and others are concurrently entering into that Asset Purchase Agreement (the "Asset Purchase Agreement"); and

      WHEREAS, Lessor has an outstanding SBA Loan agreement with Bank of Oklahoma, N.A., loan number 66428020001 (Norman), (the "SBA Loan"), the terms of which will determine the amount of monthly payments due under this Lease.

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreement herein contained, the receipt and sufficiency of which is hereby acknowledged, the Lessor and the Lessee hereby agree as follows:

      1. LEASE; TERM; RENTAL. The Lessor hereby Leases to the Lessee and the Lessee hereby rents from the Lessor the equipment described in Exhibit A (hereinafter, with all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto, referred to as the "Equipment"), on terms and conditions set forth in this Lease and the Exhibits attached hereto; for the term indicated above, commencing on March 30, 2007 (the "Commencement Date") and continuing thereafter until July 3, 2009 (Norman), unless earlier terminated as provided for in this Lease. The first monthly payments of $[*] (Norman) shall be payable on the date of this Agreement and shall continue on the corresponding day of each month thereafter, in the amount stated above, until the total rent (as determined in accordance with the SBA Loan) and all other obligations of the Lessee have been paid in full. All payments of rent shall be made to the Lessor at its address, or at the option of Lessee at any time hereafter, may be made by payment directly to the Bank of Oklahoma, N.A. for application to amounts outstanding under the SBA Loan. If at anytime during the term of this Lease the Lessor's monthly payment under SBA Loan is increased (or decreases) due to an increase (or decrease) in the applicable interest rate, the monthly payment hereunder shall increase (or decrease) correspondingly upon fifteen (15) days written notice by the Lessor to the Lessee. THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED ABOVE.

      2. PURCHASE AND ACCEPTANCE; NO WARRANTIES. THE LESSEE REPRESENTS THAT THE LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER AND LESSEE AGREES THAT, EXCEPT AS SET FORTH IN THE ASSET PURCHASE AGREEMENT, THE LESSOR HAS NOT MADE AND MAKES NO

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REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, DIRECTLY OR
INDIRECTLY, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE SUITABILITY OF SUCH EQUIPMENT FOR ANY PURPOSE, ITS DURABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS MERCHANTABILITY, ITS CONDITION, AND/OR ITS QUALITY AND AS BETWEEN LESSEE AND LESSOR, AND ANY ASSIGNEES, LESSEE LEASES THE EQUIPMENT "AS IS." LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE, MAINTENANCE, FAILURE OF OPERATION, REPAIRS, SERVICE ADJUSTMENTS, OR ANY DELAY OR FAILURE OF OR TO THE EQUIPMENT, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE OF THE EQUIPMENT, OR THE USE OF THE EQUIPMENT IN VIOLATION OF THE RIGHTS OF ANY PARTY WHOMSOEVER, OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. LESSOR AND LESSOR'S ASSIGNS DISCLAIM AND SHALL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT WHETHER ARISING THROUGH ANY INTENTIONAL ACT OF LESSOR, THE NEGLIGENCE OF THE LESSOR, OR IMPOSED BY LAW.

      3. TITLE. Lessor represents and warrants to Lessee that Lessor owns the Equipment free and clear of all liens, claims or encumbrances, except for a lien securing the SBA Loan. Lessor covenants with Lessee that, so long as Lessee performs all of its obligations under this Lease Agreement, Lessor shall perform all of its obligations as borrower under the SBA Loan. The Lessor shall at all times retain title to the Equipment. The Lessee shall not change or remove any insignia or lettering which is on the Equipment at the time of delivery thereof, or which is thereafter placed thereon, indicating the Lessor's ownership thereof; and at any time during the Lease term, upon request of the Lessor, the Lessee shall affix to the Equipment in prominent place, labels, plates or other markings supplied by the the Lessor stating that the Equipment is owned by the Lessor. The Lessor is hereby authorized by the Lessee, at the Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of the Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recredited and refiled and re-recorded. The Lessee agrees to execute and deliver any statement or instrument requested by the Lessor for such purpose, and agrees to pay or reimburse the Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. The Lessee shall, at its expense, protect and defend the Lessor's title at all times keeping the Equipment free from all liens and claims whatsoever except for those created by or arising through the Lessor, and shall give the Lessor immediate written notice thereof and shall indemnity the Lessor from any loss caused thereby. The Lessee shall execute and deliver to the Lessor, upon the Lessor's request, such further instruments and assurances as the Lessor deems necessary or advisable for the confirmation or perfection of the Lessor's rights hereunder and the Lessee authorizes the Lessor to file any such instrument, including, but not limited to, any Uniform Commercial Code Financing Statement(s), without the Lessee's signature and, if the signature of the Lessee is required thereon, the Lessee irrevocably appoints the Lessor as the Lessee's attorney-in-fact to

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execute and file any such statement or other instrument in the name and on behalf of the Lessee. Except for the Purchase Option attached as Exhibit B, the Lessee shall have no right to purchase or otherwise acquire title to or ownership of the Equipment. Without modifying or limiting the foregoing, or derogating from the intention of the parties that the transactions herein shall constitute a Lease and not a financing of the Equipment by the Lessor, if any court of competent jurisdiction shall hold that the transactions contemplated herein do constitute a financing and not a Lease of the Equipment by the Lessor, then the Lessor has a first lien security interest in the Equipment as of the date hereof to secure the obligations of the Lessee, its successors and assigns, hereunder and the Lessor shall have all rights and remedies of a secured party under the Uniform Commercial Code as adopted in Oklahoma and any other applicable jurisdiction.

      4. CARE AND USE OF EQUIPMENT. The Lessee shall maintain the Equipment in good operating condition, repair and appearance, and protect the same from deterioration, other than normal wear and tear; shall use the Equipment in the regular course of business only, within its normal capacity, without abuse and in a manner contemplated by the Vendor, shall comply with the laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and other operation of the Equipment, shall not make any modification, alteration, or addition to the Equipment (other than normal operating accessories or controls which shall, when added to the Equipment, become the property of the Lessor) without the prior written consent of the Lessor, which shall not be unreasonably withheld, shall not so affix the Equipment to realty as to change its nature to real property or fixture, and agrees that the Equipment shall remain personal property at all times regardless of how attached or installed; shall keep the Equipment at the location shown above, and shall not remove the Equipment without the consent of the Lessor, which shall not be unreasonably withheld. The Lessor shall have the right during normal hours, upon reasonable prior notice to the Lessee and subject to applicable laws and regulations, to enter upon the premises where the Equipment is located in order to inspect, observe or remove the Equipment, or otherwise protect the Lessor's interest. The Lessee specifically acknowledges that the Equipment is Leased to the Lessee solely for commercial or business purposes and not for personal, family or household purposes.

      5. NET LEASE: TAXES. The Lessee intends the rental payments hereunder to be net to the Lessor, and the Lessee shall pay all sales, excise, personal property, stamp, documentary, ad valorem and other taxes, license and registration fees, assessments, fines, penalties and other charges imposed on the ownership, possession or use of the Equipment during the term of this Lease; shall pay all taxes (except federal and State net income taxes imposed on the Lessor) with respect to this Lease and the rental payments hereunder, and shall reimburse the Lessor upon demand for any taxes paid by or advanced by the Lessor. An administration fee will be charged by the Lessor or Lessor's assigns for the filing of personal property taxes. The Lessee shall file all returns required by law or by the Lessor and furnish copies to the Lessor.

      6. INDEMNITY. The Lessee shall and does hereby agree to indemnify and save the Lessor, its agents, servants, successors, and assigns harmless against and from any and all liability, damages, or loss, including reasonable counsel fees, arising out of the ownership, selection, possession, leasing, renting, operation (regardless of where, how and by whom

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operated), control, use, condition (including but not limited to latent and other defects, whether or not discoverable by the Lessee), maintenance, delivery and return of the Equipment or arising out of the Lessor's late or nonpayment of any amounts owed by Lessor to Bank of Oklahoma, N.A. under the SBA Loan Agreement that is caused by Lessee's late or nonpayment of any amounts owed by Lessee to Lessor under this Lease. The indemnities and obligations herein provided shall continue in full force and effect notwithstanding termination of this Lease.

      7. INSURANCE. The Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever, in amounts determined by the Lessor. The amount of such insurance shall be sufficient so that neither the Lessor nor the Lessee will be considered a co-insurer. The Lessee also shall carry public liability insurance, personal injury and property damage, covering the Equipment. All such insurance shall provide that losses, if any, shall be payable to the Lessor, and all such liability insurance shall include the Lessor as named insured and require that the insurer give the Lessor at least ten (10) days written notice prior to cancellation thereof. The Lessee shall pay the premiums for such insurance and deliver to the Lessor satisfactory evidence of the insurance coverage required hereunder. The proceeds of such insurance payable as a result of loss or damage to any item of the Equipment shall be applied to satisfy the Lessee's obligations as set forth in Paragraph 10 below. The Lessee hereby irrevocably appoints the Lessor as the Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

      8. RISK OF LOSS. The Lessee hereby assumes the entire risk of loss, damage or destruction of the Equipment from any and every cause whatsoever during the term of this Lease and thereafter until redelivery to the Lessor. In the event of loss, damage or destruction of any item of Equipment, the Lessee at its expense (except to the extent of any proceeds for insurance provided by the Lessee) shall either (a) repair such item, returning it to its previous condition, unless damaged beyond repair, or (b) pay the Lessor all unpaid rental, or (c) replace such item with a like item acceptable to the Lessor, which shall be included within the term "Equipment" as used herein, and Lease from the Lessor herewith for the balance of the full term of this Lease.

      9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATION. In the event the Lessee fails to comply with any provision of this Lease, the Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of the Lessee upon ten (10) Business Days prior written notice to the Lessee. In such event, all monies expended by and all expenses of the Lessor in effecting such compliance shall be deemed to be additional rental, and shall be paid by the Lessee at the time of the next monthly payment of rent.

      10. DEFAULT. If any one of the following events (each an "event of default") shall occur, then to the extent permitted by applicable law, the Lessor shall have the right to exercise any one or more of the remedies set forth in Paragraph 13 below:

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          (a) the Lessee fails to pay any rental or any other payment hereunder when due, and such failure continues for fifteen
          (15) Business Days;

          (b) the Lessee or any Guarantor becomes insolvent or makes an assignment for the benefit of creditors;

          (c) a receiver, trustee, conservator or liquidator of the Lessee or any Guarantor of all or a substantial part of its assets is appointed with or without the application of consent of the Lessee or such guarantor;

          (d) a petition is filed by or against the Lessee or any Guarantor under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws providing for the relief of debtor;

          (e) the Lessee fails to pay when due any obligation to the Lessor arising independently of this Lease and such failure continues for fifteen (15) Business Days;

          (f) the Lessee breaches any other covenant, warranty or agreement hereunder, and such breach continues for fifteen
          (15) Business Days after written notice thereof; or

          (g) The breach by the Lessee, the Guarantors, or any of their subsidiaries, affiliates, successors or assigns of any provision contained in the Asset Purchase Agreement or the Additional Agreements, except for the Employment Agreement (as those terms are defined in the Asset Purchase Agreement entered into contemporaneously with this Lease by and among Lessor, Lessee, Guarantors and others) which breach is not cured within fifteen (15) Business Days of written notice by the Lessor.

      11. REMEDIES. If an event of default shall occur as described in sub-paragraphs (a) through (g) in Paragraph 10, the Lessor may, at its option, at any time (a) declare the entire amount of unpaid rental for the balance of the term of this Lease immediately due and payable (which amount shall be equal to the SBA Loan's payoff balance), whereupon the Lessee shall become obligated to pay the Lessor forthwith such amount and (b) without demand or legal process enter into the premises where the Equipment may be found and take possession of and remove the Equipment, without liability for such retaking. the Lessor may sell or otherwise dispose of any such Equipment at a private or public sale. In the event the Lessor takes possession of the Equipment, the Lessor shall give the Lessee credit for any sums received by the Lessor from the sale or rental of the Equipment after deduction of the expenses of sale or rental. The Lessee shall also be liable for and shall pay to the Lessor (a) all expenses incurred by the

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Lessor in connection with the enforcement of any of the Lessor's remedies, including all collection expenses, all expenses of repossessing, storing, shipping, repairing and selling the Equipment, and (b) reasonable attorney's fees and court costs. The Lessor and the Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty. All remedies of the Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right to remedy shall operate as a waiver thereof or modify the terms of this Lease.

      12. LATE CHARGES. Whenever any payment is not made by the the Lessee in full when due hereunder, the Lessee agrees to pay to the Lessor, not later than fifteen (15) Business Days thereafter, an amount equal to ten percent (10%) of the full scheduled payment, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by the Lessee as a result of Lessor's exercise of any of Lessor's remedies herein provided.

      13. ASSIGNMENT. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN OR TRANSFER THIS LEASE OR ANY EQUIPMENT, RENT OR OTHER SUMS DUE OR TO BECOME DUE HEREUNDER, AND IN SUCH EVENT LESSOR'S ASSIGNEE OR TRANSFEREE SHALL HAVE THE RIGHTS, POWERS, PRIVILEGES AND REMEDIES OF LESSOR HEREUNDER. LESSEE SHALL NOT ASSIGN THIS LEASE OR THE EQUIPMENT OR ANY INTEREST HEREUNDER, EXCEPT THAT LESSEE MAY ASSIGN OR SUBLEASE THIS LEASE TO ANY OF ITS AFFILIATES, FRANCHISEES OR JOINT VENTURE PARTNERS UPON FIFTEEN (15) DAYS WRITTEN NOTICE TO LESSOR; PROVIDED, HOWEVER, IN ANY EVENT LESSEE AND GUARANTORS SHALL NOT BE RELEASED FROM ANY OF THEIR OBLIGATIONS UNDER THIS LEASE BY REASON OF ANY SUCH ASSIGNMENT, TRANSFER OR SUBLETTING.

      NOTWITHSTANDING THE FOREGOING, IN THE EVENT (i) LESSEE ASSIGNS THIS LEASE IN CONNECTION WITH A MERGER, CONSOLIDATION OR SALE OF SUBSTANTIALLY ALL THE ASSETS OF LESSEE AND (ii) THE ASSIGNEE ASSUMES ALL OF THE OBLIGATIONS TO BE PERFORMED BY LESSEE UNDER THIS LEASE, AND, (iii) IF REQUIRED BY LESSOR, IN ITS REASONABLE DISCRETION, THE GUARANTORS ARE REPLACED WITH GUARANTORS ACCEPTABLE TO LESSOR, THEN LESSEE AND GUARANTORS SHALL BE RELEASED AND FOREVER DISCHARGED FROM PERFORMING THEIR OBLIGATIONS UNDER THIS LEASE ACCRUING SUBSEQUENT TO THE EFFECTIVE DATE OF SUCH ASSIGNMENT.

      14. RETURN OF PROPERTY. Upon the termination or expiration of this Lease, or any extension thereof, the Lessee shall forthwith deliver, freight prepaid, the Equipment to the Lessor, at an address designated by the Lessor, complete and in good order and condition, reasonable wear and tear alone excepted. The Lessee shall also pay to the Lessor such sum as may be necessary to cover replacement for all damaged, broken or missing parts of the

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Equipment to the Lessor. If the Equipment is not returned at the expiration of this Lease, the Equipment shall continue to be held and Leased hereunder, and this Lease shall thereupon be extended indefinitely as to the term at the same monthly rental, subject to the right of either the Lessee or the Lessor to terminate this Lease upon thirty (30) days written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor as set forth in this Paragraph.

      15. EFFECTIVE DATE. This Lease shall become valid when executed and accepted by the Lessor and notice of the Lessor's acceptance of the Lease being hereby waived by the Lessee.

      16. SURVIVAL OF GUARANTY OBLIGATIONS. All obligations of any Guarantor shall remain enforceable notwithstanding that this Lease, or any obligations performed or to be performed hereunder, may be void or voidable as against the Lessee or any of the Lessee's creditors, including but not limited to, a trustee in bankruptcy, by reason of any fact or circumstance.

      17. MISCELLANEOUS. This Lease contains the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except by a writing signed by an executive officer of the Lessor or the Lessor's assignee. The Lessor and the Lessee intend this to be a valid and subsisting legal document, and agree that no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of this Lease, all of which shall remain in full force and effect. Any notice intended to be served hereunder shall be deemed sufficiently sent if sent by regular mail, postage prepaid, addressed to the party at the addresses contained hereon. This Lease shall be binding upon the parties, their successors, legal representatives and assigns.

      18. CONSENT TO JURISDICTION. Each party to this Lease and each Guarantor hereby submits to the jurisdiction of any Oklahoma State or Federal court sitting in Oklahoma over any suit, action or proceeding arising out of or relating to this Lease or guaranty. Each party to this Lease and each Guarantor hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

      19. BUSINESS DAY. A "Business Day" shall mean any day when national banks are open for business, excluding a Saturday, Sunday or a public holiday under the laws of the State of Oklahoma.

      20. GUARANTY. To induce the Lessor to enter into this Lease, the undersigned Guarantors, jointly, severally and unconditionally, hereby guarantee to the Lessor the prompt performance, when due, of all the Lessee's obligations to the Lessor under this Lease. The Lessor shall not be required to proceed against the Lessee or the Equipment or enforce any other remedy before proceeding against the Guarantors. The Guarantors agree to pay all reasonable attorneys' fees and other expenses incurred by the Lessor by reason of default by the Lessee or

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any of the Guarantors. The Guarantors waive notice of acceptance hereof and of all other notices or demands of any kind to which the Guarantors may be entitled. The Guarantors consent to any extensions or modifications of this Lease and any indulgences granted to the Lessee, including, but not limited to, the release and/or compromise of any obligations under or any collateral for this Lease. This is a continuing guaranty and shall bind the Guarantors and the heirs, administrators, trustees, representatives, successors and assigns of the Guarantors, and may be enforced by or for the benefit of the Lessor or any assignee or successor of the Lessor.

      21. LESSEE'S OBLIGATIONS.AND SBA LOAN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS EQUIPMENT LEASE, LESSEE'S RENTAL PAYMENT OBLIGATIONS TO LESSOR SHALL NOT BE ANY GREATER THAN LESSOR'S LOAN PAYMENT OBLIGATIONS TO THE BANK OF OKLAHOMA, N.A. UNDER THE SBA LOAN.

      [Signature Page to Follow]

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      THIS EQUIPMENT LEASE AGREEMENT is executed as of the date and year first written above:

LESSOR:                                      LESSEE:

ELITE AUTOMOTIVE GROUP, LLC                  MIDNIGHT AUTO FRANCHISE CORP.,

                                             A Michigan Corporation,

By: __________________________________       By: _______________________________
    Stephen J. Stearman, Sole Manager            Nicholas A. Cocco, President

                                             GUARANTORS:

                                             ALL NIGHT AUTO OF OKLAHOMA, INC.,
                                             A Michigan Corporation

                                             By: _______________________________

                                                  Nicholas A. Cocco
                                                  President

                                             MIDNIGHT HOLDINGS GROUP, INC.,
                                             A Delaware Corporation

                                             By: _______________________________
                                                  Nicholas A. Cocco

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                                                 President, Chairman & CEO

                                             ALL NIGHT AUTO STORES, INC.,
                                             A Michigan Corporation

                                             By: _______________________________
                                                  Nicholas A. Cocco
                                                  President

                                             ALL NIGHT AUTO OF NORMAN, INC.,
                                             A Michigan Corporation,

                                             By: _______________________________
                                                  Nicholas A. Cocco,
                                                  President

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                                    EXHIBIT A

                                 THE "EQUIPMENT"

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                                    EXHIBIT B

                                 PURCHASE OPTION

      Reference is made to Equipment Lease Agreement (the "Lease") dated as of March 30, 2007, and entered into by and between Elite Automotive Group, LLC (the "Lessor"), and Midnight Auto Franchise Corporation, a Michigan corporation (the "Lessee") regarding Norman, Oklahoma equipment. Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Lease.

      At any time prior to the expiration or termination of the Lease, provided that Lessee has made all rent payments due under the Lease, , Lessee will have the option (the "Term Option") to purchase all of the Equipment listed on Exhibit A for an amount equal to the Lessor's payoff balance (the "Payoff Balance") under Loan No. 66428020001 entered into by and among Lessor and Bank of Oklahoma, N.A., having a loan date of July 3, 2002 and a maturity date of July 3, 2009 (the "SBA Loan"). As of the date of this Option, the Payoff Balance is $[*]

      The Payoff Balance will be determined as of the thirtieth (30th) day following Lessor's receipt of Lessee's Option Notice (as defined hereafter) or, if the thirtieth (30th) day is not a business day for Bank of Oklahoma, N.A., then as of the first business day following the thirtieth (30th) day. Should Lessee choose to exercise this Term Option, it must provide Lessor with a written notice ("Lessee's Option Notice") of Lessee's intention to exercise the Term Option. The Lessor shall notify the Lessee of the payoff amount (the "Payoff Notice") within fifteen (15) days of receipt of Lessee's Option Notice, and the Lessee shall deliver payment of the Payoff Amount to the Lessor within fifteen (15) days of receipt of the Payoff Notice. Notwithstanding the foregoing, if the parties can determine the Payoff Balance prior to such 30th day following the date of Lessee's exercise of its Term Option, and if Lessee can pay the Payoff Balance on such date, then the option exercise price shall equal the Payoff Balance on such earlier date. Failure to pay the Payoff Balance on the date it is due under this paragraph will render that option exercise by Lessee void, but such failure alone shall not terminate this option.

      At the expiration or termination of the Lease, the Lessee shall have the option (the "Expiration Option") to purchase all of the Equipment listed on Exhibit A of the Lease for $1.00. The Expiration Option shall be deemed to be automatically exercised by Lessee unless Lessee provides written notice to the contrary to Lessor. Payment under the Expiration Option must be made by the Lessee to the Lessor or its assignees within sixty (60) days of the expiration date of the Lease.

      The Equipment purchased under the Term Option or the Expiration Option will be purchased by the Lessee "As is" and "Where is" without representation or warranty by Lessor as to any matter whatsoever other than Lessor's title to the equipment free and clear of all liens, claims and encumbrances. Upon such payment, Lessor shall deliver to Lessee a warranty bill of sale for such equipment free and clear of all liens, claims and encumbrances.

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      This Purchase Option shall be deemed to be part of the Lease, and shall be governed by the provisions thereof dealing with choice of law, choice of forum, and jurisdiction.

      Accepted and agreed to on this 30th day of March, 2007:

LESSOR:

                                          ELITE AUTOMOTIVE GROUP, LLC

                                          By: __________________________________
                                               Stephen Stearman, Member

LESSEE:

                                          MIDNIGHT AUTO FRANCHISE CORPORATIOIN

                                          By: __________________________________
                                               Nicholas A. Cocco, President

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